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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                  ____________



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  February 28, 1997
                       (Date of earliest event reported)


                               GENSIA SICOR INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-18549               33-0176647
(State or other jurisdiction       (Commission            (IRS Employer
of incorporation)                   File Number)        Identification No.)


     9360 Towne Centre Drive, San Diego, California     92121
      (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code:  (619) 546-8300

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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On February 28, 1997, pursuant to the terms of a Stock Exchange Agreement dated as of November 12, 1996, as amended, between Gensia Sicor Inc. ("Gensia Sicor", formerly known as Gensia, Inc.) and Rakepoll Finance N.V. ("Rakepoll Finance"), Gensia Sicor acquired all of the outstanding shares of capital stock of Rakepoll Holding B.V. ("Rakepoll Holding") from Rakepoll Finance in exchange for 29,500,000 shares of Gensia Sicor common stock and $100,000 (the "Stock Exchange"). As a result of the Stock Exchange, Rakepoll Holding became a wholly-owned subsidiary of Gensia Sicor. Rakepoll Holding is the parent company of three specialty pharmaceutical businesses. In addition, pursuant to a Shareholder's Agreement, dated as of November 12, 1996, as amended, between Gensia Sicor and Rakepoll Finance, upon consummation of the Stock Exchange, Rakepoll Finance became entitled to appoint three of Gensia Sicor's 10 directors who in turn designate (jointly with two executive officer directors of Gensia Sicor) five additional directors. The consent of the Rakepoll Finance appointed directors is required for Gensia Sicor to take certain actions, such as a merger or sale of substantially all of the business or assets of Gensia Sicor and certain issuances of securities.

     The following information from the Gensia Sicor Proxy Statement dated January 15, 1997 (the "Proxy Statement") (File No. 0-18549) is hereby incorporated by reference: (i) the information contained in "Summary-Rakepoll Holding and Rakepoll Subsidiaries" at pages 6-7 of the Proxy Statement, (ii) "Summary-Interests of Certain Persons in the Stock Exchange" at page 9 of the Proxy Statement, (iii) "The Stock Exchange-Background of the Stock Exchange" at pages 23-24 of the Proxy Statement, (iv) "The Stock Exchange-Source and Amount of Fees and Expenses" at page 35 of the Proxy Statement and (v) "The Stock Exchange-Conduct of Business After the Stock Exchange; Benefits and Detriments of the Stock Exchange" at pages 33-45 of the Proxy Statement.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (a)  Financial Statements of Business Acquired.

          The balance sheets of Rakepoll Holding at December 31, 1995 and 1994, the statements of operations, stockholders' equity and cash flows of Rakepoll Holding for each of the three years in the period ended December 31, 1995, including the report of independent auditors thereon, and unaudited financial information of Rakepoll Holding as of September 30, 1996 and 1995 and for the nine months then ended, included in the Proxy Statement at pages F-1 to F-23, are incorporated by reference herein.

          It was impracticable to include balance sheets of Rakepoll Holding at December 31, 1996 and the statements of operations, stockholders' equity and cash flows of Rakepoll Holding for the year ended December 31, 1996, including the report of independent auditors thereon, at the date of this Report. Such financial information will be filed as part of an amendment to this Form 8-K no later than May 14, 1997.

     (b)  Pro Forma Financial Information.

          The unaudited pro forma financial information of Gensia Sicor, based upon the audited financial information of Gensia Sicor and Rakepoll Holding as of December 31, 1995 and for the year then ended, and the unaudited financial information of Gensia Sicor and Rakepoll Holding as of September 30, 1996 and for the nine months then ended, after giving effect to the acquisition of Rakepoll Holding pursuant to the Stock Exchange, included in the Proxy Statement at pages 73 to 78, are incorporated by reference herein. It was impracticable to include the pro forma financial information of Gensia Sicor based upon financial information of Gensia Sicor and Rakepoll Holding as of December 31, 1996 and for the year then ended, after giving effect to the acquisition of Rakepoll Holding pursuant to the Stock Exchange. Such pro forma information will be filed as part of an amendment to this Form 8-K no later than May 14, 1997.

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     (c)   Exhibits

     2.1 Stock Exchange Agreement dated as of November 12, 1996, as amended on December 16, 1996, between Gensia Sicor Inc. and Rakepoll Finance N.V. (incorporated herein by reference to Annex A to the Gensia Sicor Inc. Proxy Statement dated January 15, 1997 (File No. 0-18549).

     3(i)  Restated Certificate of Incorporation of Gensia Sicor Inc.

     3(ii) Bylaws of Gensia Sicor Inc.

     4.1 Shareholder's Agreement dated November 12, 1996, as amended on December 21, 1996 and on February 28, 1997, between Gensia Sicor Inc. and Rakepoll Finance N.V.

    23.1   Consent of KPMG Accountants N.V., Independent Auditors.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  March 14, 1997.


                                    GENSIA SICOR INC.



                                    By /s/ John Sayward
                                      ---------------------------------------

                                    Name   John Sayward
                                        -------------------------------------

                                    Title  Vice President, Finance
                                           Chief Financial Officer and
                                           Treasurer
                                         ------------------------------------

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                                 EXHIBIT INDEX



     2.1 Stock Exchange Agreement dated as of November 12, 1996, as amended on December 16, 1996, between Gensia Sicor Inc. and Rakepoll Finance N.V. (incorporated herein by reference to Annex A to the Gensia Sicor Inc. Proxy Statement dated January 15, 1997 (File No. 0-18549).

     3(i)   Restated Certificate of Incorporation of Gensia Sicor Inc.

     3(ii)  Bylaws of Gensia Sicor Inc.

     4.1 Shareholder's Agreement dated November 12, 1996, as amended on December 21, 1996 and on February 28, 1997, between Gensia Sicor Inc. and Rakepoll Finance N.V.

    23.1    Consent of KPMG Accountants N.V., Independent Auditors.